                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-6302

                       Cohen & Steers Realty Shares, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Adam M. Derechin
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2005

Item 1. Reports to Stockholders.


--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

July 28, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2005. The net asset value at that date was $73.48. In addition, a regular dividend of $0.56 was declared for shareholders of record on June 23, 2005 and was paid on June 24, 2005.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of 15.3%. This compares to the NAREIT Equity REIT Index's(a) total return of 14.5%. For the six months, the fund's total return was 7.2%, compared to NAREIT's 6.4%.

    In our last quarterly report, we suggested that negative sentiment in the market for REIT shares, as manifested in the peaking of short interest in the REIT index trading vehicles, was a bullish contrarian indicator and that REIT shares were trading at or below the value of their underlying real estate assets -- not above, as Wall Street analysts had almost unanimously suggested. Additionally, for quite some time, we have discussed our view that the risk-adjusted returns of real estate would continue to be relatively attractive in a low return environment. Recent events have validated all of these beliefs. During the quarter, continued momentum in the recovery of real estate fundamentals and REIT earnings, and a flurry of merger and buyout activity, drove REIT share prices to new highs. Buyout activity reached a crescendo in June as Catellus, Gables Residential and CRT Properties all announced that they were being acquired.

    The table below illustrates major REIT buyout activity over the last year:

                          REIT M&A PRICES EXCEED NAVS

                                                                                  Target            Target
                                                                Total          Pre-announce      Pre-announce
                                            Property         Transaction          NAV per         Price per     Offer Price
Announced        Acquirer/Target              Type         Value (billion)         Share            Share        per Share
---------  ---------------------------   ---------------   ---------------   -----------------   ------------    ---------
08/20/04      General Growth/Rouse            Mall              $12.6           $39.00-$45.25      $50.61        $67.50
10/04/04          Camden/Summit             Apartment           $ 1.9           $19.81-$26.75      $27.84        $31.37
10/25/04      Colonial/Cornerstone          Apartment           $ 1.5           $ 7.75-$ 9.00      $10.07        $10.80
12/19/04         Centro/Kramont          Shopping Center        $ 1.2           $18.00-$20.00      $20.80        $23.50
06/06/05        ProLogis/Catellus          Industrial           $ 4.9           $26.00-$30.24      $29.24        $33.80
06/07/05       ING Clarion/Gables           Apartment           $ 2.8           $31.39-$43.00      $38.12        $43.50
06/17/05   DRA Advisors/CRT Properties       Office             $ 1.7           $19.50-$20.60      $24.09        $27.80
---------                                                       -----
AVERAGE/TOTAL                                                   $26.6
                                                                -----
                                                                -----

             Offer Price     PERCENT DIFFERENCE
             Premium to        BETWEEN OFFER
            Pre-announce      PRICE & MIDPOINT    Implied
Announced  Price per Share      NAV ESTIMATE      Cap Rate
---------  ---------------      ------------      --------
08/20/04         33.4%              62.2%            5.7%
10/04/04         12.7%              34.8%            5.8%
10/25/04          7.2%              29.0%            6.5%
12/19/04         13.0%              23.7%            6.9%
06/06/05         15.6%              20.2%            6.1%
06/07/05         14.1%              17.0%            5.8%
06/17/05         15.4%              38.7%            7.1%
---------       -----              -----            ----
AVERAGE/T        15.9%              32.2%            6.3%
                -----              -----            ----
                -----              -----            ----

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1

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                       COHEN & STEERS REALTY SHARES, INC.

    Several observations are worth noting. These seven buyouts were sizeable, totaling approximately $27 billion in value across all four 'core' property types: retail, apartment, industrial and office. Several of these deals were public-to-public mergers while others were leveraged buyouts by private sponsors backed by major institutional sources -- in other words, the acquirers were all highly credible and sophisticated. In our view, the debt providers for these transactions have also validated the real estate asset pricing implied by these deals. On average, the implied capitalization rate (the current income generated by these properties compared to the price paid for the investment) for these sales was 6.3%, consistent with the high quality single property transactions that we observe in the private marketplace but certainly lower than the capitalization rate regime that existed for many years. Finally, these deals were all struck at significant premiums to the pre-announcement target stock prices -- ranging from 7.2% to 33.4%.

    Perhaps even more interesting for the rest of the REIT market, all of these deals were struck at prices above the commonly perceived value of the target company's real estate net asset value (NAV). In every instance, the deal price was greater than most, if not all the published analyst estimates of NAV. These deals implied lower capitalization rates for major real estate assets than any of the Wall Street analysts had heretofore been willing to use, even though similar implied capitalization rates had been observed in the private market for some time. As a result, many Wall Street analysts who had been negative on the REIT sector for most of the previous three years, and who fostered a sense of disbelief among many investors, turned more positive on the REIT group, lowering their assumed capitalization rates and boosting their NAV estimates. In short, although there was near unanimity among REIT pundits that the stocks had been expensive, the evidence above suggests that they certainly were not.

    Although economic data points indicating a moderating pace of growth have become more common, we continue to believe that the economy is fundamentally healthy and that any short-term moderation in economic growth will not meaningfully disturb the forward momentum in occupancies and rents for most property types in most areas of the country. Accordingly, two of the best performing property sectors in the quarter were the regional mall and apartment sectors, delivering 21% and 17% total returns, respectively. Driven by continued strong economic growth, these two sectors led the REIT group as rent and occupancy gains continued to gather momentum. Our stock selection in apartment, office, shopping center and industrial sectors, as well as our overweight in the regional mall sector, were the most significant contributors to our relative performance during the quarter. Our investment discipline, which balances both the consideration of underlying real estate asset value and future cash flow growth prospects, has continued to steer us in the right direction in the search for value in the REIT sector.

    Manufactured housing was the worst performing property sector. It continues to lag the others as a fundamental recovery has not yet become visible enough to excite investors. While the for-sale housing boom is indirectly benefiting the apartment sector by constraining supply of new rental apartments via condo conversions, there has been no such ancillary impact on the manufactured home sector. The hotel sector also trailed the overall REIT market, as concerns about slowing economic growth tempered enthusiasm for this cyclical sector. Our stock selection in this property sector was the largest detractor from our relative performance.

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                                       2

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                       COHEN & STEERS REALTY SHARES, INC.

INVESTMENT OUTLOOK

    In the mid to late 1990s, real estate company share prices as a group consistently traded at large premiums to NAV -- up to 30% for the REIT group as a whole. The public market's perception of the value and growth prospects of real estate assets was clearly ahead of that of the private market, and this enabled massive amounts of assets to flow from private to public ownership. REITs were, in fact, the marginal buyers of most large real estate assets during this time period, and REIT market capitalization expanded dramatically through IPOs and secondary offerings of existing companies.

    Today, the public market and private market views of real estate value are much more closely aligned, as evidenced by the fact that most commentators see REIT valuations as closer than many had realized to private market NAV. This has profound implications for the way the real estate stock cycle will evolve, in our opinion.

    We believe that assets will continue to flow from private to public hands as skilled public players seek out selective, strategic acquisition and development opportunities and as the moderate but steady and disciplined pace of IPO activity continues. Additionally, we think that current strong investor interest in REITs' investment attributes, as well as the improved outlook on the sector by analysts offer an attractive environment for companies to utilize secondary stock offerings in order to finance these activities. However, if private market values continue to be strong as well, as we expect, REIT equity issuance should not get out of hand as it did during the latter stages of the REIT stock cycle in the late 1990s. The large premiums to asset value that resulted in many instances in undisciplined equity issuance contributed significantly to the severity of the downturn in REIT share prices in 1998 and 1999.

    We also believe that assets will continue to flow from public to private and from public to public -- as public companies that can neither create value for shareholders nor achieve an attractive valuation are taken private or merged into other public companies. Again, the converging views of real estate asset value by both private and public capital markets, in conjunction with continued strong private market demand for real estate assets can potentially serve as a governor on REIT stock prices -- helping to guard against the massive discounts to asset value that persisted in late 1999 and 2000 in the aftermath of the REIT bear market.

    Our investment outlook and strategy continues to be predicated on the beliefs that the U.S. economy will continue to expand, the Federal Reserve is nearing the end of the monetary tightening cycle, and that most property sectors will continue to realize improving occupancies and rental rates. We have focused the portfolio on those sectors that we believe are benefiting most from the cyclical recovery in occupancies and rents: office, self storage, hotel and certain segments of the apartment market (including student housing). We have trimmed some retail holdings based on less attractive relative valuation, according to our proprietary valuation model, as this sector's fundamentals stay steady while others' improve. The rally in the second quarter, combined with the dynamics of the merger environment, has created many shifts in relative valuation for individual companies, and we continually rebalance the portfolio to capture those shifts.

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                                       3

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                       COHEN & STEERS REALTY SHARES, INC.

    In closing, while REIT share prices continue to perform well, and valuations inch higher, we believe that in a low return environment, with fundamentals improving and the interaction between private and public real estate increasing, REITs can continue to provide attractive investment returns.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             Co-chairman                 Co-chairman

                          JAMES S. CORL
                          JAMES S. CORL
                          Portfolio Manager

-------------------------------------------------------------------------------
               VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

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                                       4








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                       COHEN & STEERS REALTY SHARES, INC.

                                EXPENSE EXAMPLE

    As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05-06/30/05.

                                ACTUAL EXPENSES

    The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                     EXPENSES PAID
                                                                BEGINNING          ENDING           DURING PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE      JANUARY 1, 2005-
                                                             JANUARY 1, 2005    JUNE 30, 2005        JUNE 30, 2005
                                                             ---------------    -------------        -------------
Actual (7.21% return).......................................     $1,000.00        $1,072.10              $5.03
Hypothetical (5% annual return before expenses).............     $1,000.00        $1,019.93              $4.91

-------------------
* Expenses are equal to the fund's annualized expense ratio of 0.98% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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                                       5








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                       COHEN & STEERS REALTY SHARES, INC.

                                 JUNE 30, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                 MARKET         % OF
                                                                 VALUE       NET ASSETS
     SECURITY                                                 ------------   ----------
     --------
 1.  Boston Properties......................................  $156,695,000      6.72%
 2.  Simon Property Group...................................   136,846,622      5.86
 3.  Vornado Realty Trust...................................   115,277,520      4.94
 4.  ProLogis...............................................   109,468,896      4.69
 5.  AvalonBay Communities..................................   107,253,920      4.60
 6.  Equity Office Properties Trust.........................    80,975,807      3.47
 7.  Equity Residential.....................................    80,970,862      3.47
 8.  Host Marriott Corp.....................................    78,713,250      3.37
 9.  Brookfield Properties Corp.............................    75,477,600      3.23
10.  Mills Corp.............................................    75,403,916      3.23

                                SECTOR BREAKDOWN
                             (Based on Net Assets)
                                  (Unaudited)

                                   [PIE CHART]

               Office & Industrial                       36.82%
               Shopping Center                           22.84%
               Residential                               19.72%
               Hotel                                      6.86%
               Self Storage                               5.72%
               Diversified                                4.94%
               Health Care                                2.09%
               Other Assets in Excess of Liabilities      1.01%

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                                       6

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                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)

                                                              NUMBER         VALUE
                                                             OF SHARES      (NOTE 1)
                                                             ---------   --------------
EQUITIES                                         98.99%
  DIVERSIFIED                                     4.94%
         Vornado Realty Trust..........................      1,433,800   $  115,277,520
                                                                         --------------
  HEALTH CARE                                     2.09%
         Ventas........................................      1,612,600       48,700,520
                                                                         --------------
  HOTEL                                           6.86%
         Hilton Hotels Corp............................      1,393,400       33,232,590
         Host Marriott Corp............................      4,497,900       78,713,250
         Starwood Hotels & Resorts Worldwide...........        823,500       48,232,395
                                                                         --------------
                                                                            160,178,235
                                                                         --------------
  INDUSTRIAL                                      8.65%
         AMB Property Corp.............................      1,354,600       58,830,278
         Catellus Development Corp.....................      1,022,913       33,551,546
         ProLogis......................................      2,720,400      109,468,896
                                                                         --------------
                                                                            201,850,720
                                                                         --------------
  OFFICE                                         26.87%
         American Financial Realty Trust...............      1,102,600       16,957,988
         Arden Realty..................................        958,300       34,479,634
         BioMed Realty Trust...........................        624,000       14,882,400
         Boston Properties.............................      2,238,500      156,695,000
         Brandywine Realty Trust.......................        299,600        9,182,740
         Brookfield Properties Corp....................      2,620,750       75,477,600
         CarrAmerica Realty Corp.......................        787,900       28,506,222
         Equity Office Properties Trust................      2,446,399       80,975,807
         Kilroy Realty Corp............................        797,900       37,892,271
         Mack-Cali Realty Corp.........................        476,100       21,567,330
         Maguire Properties............................        866,200       24,548,108
         Prentiss Properties Trust.....................        632,500       23,048,300
         Reckson Associates Realty Corp................      1,085,000       36,401,750
         SL Green Realty Corp..........................        816,300       52,651,350
         Trizec Properties.............................        668,200       13,744,874
                                                                         --------------
                                                                            627,011,374
                                                                         --------------

                See accompanying notes to financial statements.
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                                       7





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                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                              NUMBER         VALUE
                                                             OF SHARES      (NOTE 1)
                                                             ---------   --------------
  OFFICE/INDUSTRIAL                               1.30%
         Liberty Property Trust........................        684,900   $   30,347,919
                                                                         --------------
                                                                             30,347,919
                                                                         --------------
  RESIDENTIAL                                    19.72%
    APARTMENT                                    17.98%
         Apartment Investment & Management Co..........        965,300       39,500,076
         Archstone-Smith Trust.........................      1,538,200       59,405,284
         AvalonBay Communities.........................      1,327,400      107,253,920
         BRE Properties................................      1,303,400       54,547,290
         Equity Residential............................      2,199,100       80,970,862
         Essex Property Trust..........................        423,300       35,159,298
         GMH Communities Trust.........................        400,400        5,545,540
         Post Properties...............................      1,026,300       37,059,693
                                                                         --------------
                                                                            419,441,963
                                                                         --------------
    MANUFACTURED HOME                             1.74%
         Affordable Residential Communities............        775,800       10,356,930
         Sun Communities...............................        812,200       30,205,718
                                                                         --------------
                                                                             40,562,648
                                                                         --------------
         TOTAL RESIDENTIAL.............................                     460,004,611
                                                                         --------------
  SELF STORAGE                                    5.72%
         Public Storage................................      1,186,800       75,065,100
         Shurgard Storage Centers......................      1,268,900       58,318,644
                                                                         --------------
                                                                            133,383,744
                                                                         --------------
  SHOPPING CENTER                                22.84%
    COMMUNITY CENTER                              5.68%
         Developers Diversified Realty Corp............        821,000       37,733,160
         Federal Realty Investment Trust...............        607,200       35,824,800
         Pan Pacific Retail Properties.................        674,700       44,786,586
         Regency Centers Corp..........................        249,600       14,277,120
                                                                         --------------
                                                                            132,621,666
                                                                         --------------

                See accompanying notes to financial statements.
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                                       8





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                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                              NUMBER         VALUE
                                                             OF SHARES      (NOTE 1)
                                                             ---------   --------------
    REGIONAL MALL                                17.16%
         CBL & Associates Properties...................        378,200   $   16,289,074
         General Growth Properties.....................      1,597,400       65,637,166
         Macerich Co...................................        863,900       57,924,495
         Mills Corp....................................      1,240,400       75,403,916
         Simon Property Group..........................      1,887,800      136,846,622
         Taubman Centers...............................      1,416,800       48,298,712
                                                                         --------------
                                                                            400,399,985
                                                                         --------------
         TOTAL SHOPPING CENTER.........................                     533,021,651
                                                                         --------------
              TOTAL EQUITIES (Identified
                cost -- $1,333,981,651)................                   2,309,776,294
                                                                         --------------
                                                             PRINCIPAL
                                                              AMOUNT
                                                            -----------
COMMERCIAL PAPER                                    0.92%
         New Center Asset Trust, 2.20%, due
           07/01/2005 (Identified cost
           -- $21,544,000)...............................  $21,544,000       21,544,000
                                                                         --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,355,525,651).......................   99.91%                 2,331,320,294
OTHER ASSETS IN EXCESS OF LIABILITIES...........    0.09%                     2,092,052
                                                  ------                 --------------
NET ASSETS (Equivalent to $73.48 per share based
  on 31,757,170 shares of capital stock
  outstanding)..................................  100.00%                $2,333,412,346
                                                  ------                 --------------
                                                  ------                 --------------

-------------------
Note: Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.
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


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                       COHEN & STEERS REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2005 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,355,525,651) (Note 1).....................  $2,331,320,294
    Cash....................................................         441,393
    Dividends receivable....................................      10,573,383
    Receivable for fund shares sold.........................       3,664,337
    Receivable for investment securities sold...............         871,769
    Other assets............................................          25,061
                                                              --------------
         Total Assets.......................................   2,346,896,237
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............       9,683,103
    Payable for fund shares redeemed........................       1,886,176
    Payable to investment advisor...........................       1,539,409
    Payable to administrator................................          37,760
    Payable to directors....................................           4,936
    Other liabilities.......................................         332,507
                                                              --------------
         Total Liabilities..................................      13,483,891
                                                              --------------
NET ASSETS applicable to 31,757,170 shares of $0.001 par
  value common stock outstanding............................  $2,333,412,346
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE:
    ($2,333,412,346[div]31,757,170 shares outstanding)......  $        73.48
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital.........................................  $1,303,931,962
    Dividends in excess of net investment income............     (17,782,708)
    Accumulated undistributed net realized gain on
       investments..........................................      71,468,449
    Net unrealized appreciation on investments..............     975,794,643
                                                              --------------
                                                              $2,333,412,346
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
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                       COHEN & STEERS REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $111,822 of foreign withholding
       tax).................................................  $ 27,943,634
    Interest income.........................................       175,912
                                                              ------------
         Total Income.......................................    28,119,546
                                                              ------------
Expenses:
    Investment advisory fees (Note 2).......................     8,725,008
    Transfer agent fees.....................................       859,007
    Administration fees (Note 2)............................       363,421
    Reports to shareholders.................................       141,570
    Custodian fees and expenses.............................        78,303
    Professional fees.......................................        64,570
    Line of credit fees and expenses (Note 6)...............        47,021
    Registration and filing fees............................        31,675
    Directors' fees and expenses (Note 2)...................        26,235
    Miscellaneous...........................................        67,263
                                                              ------------
         Total Expenses.....................................    10,404,073
                                                              ------------
Net Investment Income.......................................    17,715,473
                                                              ------------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................    78,579,944
    Net change in unrealized appreciation on investments....    54,404,229
                                                              ------------
         Net realized and unrealized gain on investments....   132,984,173
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $150,699,646
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                       COHEN & STEERS REALTY SHARES, INC.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                        FOR THE             FOR THE
                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     JUNE 30, 2005     DECEMBER 31, 2004
                                                    ----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income....................   $   17,715,473     $   36,553,767
         Net realized gain on investments.........       78,579,944        163,858,811
         Net change in unrealized appreciation on
            investments...........................       54,404,229        416,457,207
                                                     --------------     --------------
              Net increase in net assets resulting
                from operations...................      150,699,646        616,869,785
                                                     --------------     --------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income....................      (35,498,181)       (36,553,767)
         Net realized gain on investments.........               --       (161,275,302)
         Tax return of capital....................               --        (11,713,058)
                                                     --------------     --------------
              Total dividends and distributions to
                shareholders......................      (35,498,181)      (209,542,127)
                                                     --------------     --------------
    Capital Stock Transactions (Note 5):
         Increase/(decrease) in net assets from
            fund share transactions...............      (46,468,697)       176,097,871
                                                     --------------     --------------
              Total increase in net assets........       68,732,768        583,425,529
    Net Assets:
         Beginning of period......................    2,264,679,578      1,681,254,049
                                                     --------------     --------------
         End of period(a).........................   $2,333,412,346     $2,264,679,578
                                                     --------------     --------------
                                                     --------------     --------------

-------------------
(a) Includes dividends in excess of net investment income of $17,782,708 and $0, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                   FOR THE SIX                        FOR THE YEAR ENDED DECEMBER 31,
                                  MONTHS ENDED    ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:  JUNE 30, 2005       2004           2003           2002           2001           2000
--------------------------------  -------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of
 period......................       $  69.66        $  55.64       $  43.34       $  44.41       $  44.26       $  36.91
                                    --------        --------       --------       --------       --------       --------
Income from investment
 operations:
   Net investment income.....           0.56(a)         1.21           1.47           1.72           1.77           1.92
   Net realized and unrealized
     gain/(loss) on
     investments.............           4.37           19.71          14.63          (0.42)          0.65           7.67
                                    --------        --------       --------       --------       --------       --------
       Total income from
         investment
         operations..........           4.93           20.92          16.10           1.30           2.42           9.59
                                    --------        --------       --------       --------       --------       --------
Less dividends and distributions
 to shareholders from:
   Net investment income.....          (1.12)          (1.21)         (1.88)         (2.38)         (1.74)         (1.91)
   Net realized gain on
     investments.............             --           (5.32)         (1.93)            --             --             --
   Tax return of capital.....             --           (0.38)            --             --          (0.53)         (0.33)
                                    --------        --------       --------       --------       --------       --------
       Total dividends and
         distributions to
         shareholders........          (1.12)          (6.91)         (3.81)         (2.38)         (2.27)         (2.24)
                                    --------        --------       --------       --------       --------       --------
Redemption fees retained by
 fund........................           0.01            0.01           0.01           0.01             --             --
                                    --------        --------       --------       --------       --------       --------
       Net increase/(decrease)
         in net asset value...          3.82           14.02          12.30          (1.07)          0.15           7.35
                                    --------        --------       --------       --------       --------       --------
Net asset value, end of
 period......................       $  73.48        $  69.66          55.64       $  43.34       $  44.41       $  44.26
                                    --------        --------       --------       --------       --------       --------
                                    --------        --------       --------       --------       --------       --------
===========================================================================================================================
Total investment return......           7.21%(c)       38.48%         38.09%          2.79%          5.70%         26.63%
                                    --------        --------       --------       --------       --------       --------
                                    --------        --------       --------       --------       --------       --------
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period
 (in millions)...............       $2,333.4        $2,264.7       $1,681.3       $1,255.4       $1,387.1       $1,309.0
                                    --------        --------       --------       --------       --------       --------
                                    --------        --------       --------       --------       --------       --------
Ratio of expenses to average
 daily net assets (before
 expense reduction)..........           0.98%(b)        1.01%          1.07%          1.08%          1.09%          1.07%
                                    --------        --------       --------       --------       --------       --------
                                    --------        --------       --------       --------       --------       --------
Ratio of expenses to average
 daily net assets (net of
 expense reduction)..........           0.98%(b)        1.01%          1.07%          1.08%          1.09%          1.07%
                                    --------        --------       --------       --------       --------       --------
                                    --------        --------       --------       --------       --------       --------
Ratio of net investment income
 to average daily net assets
 (before expense reduction)..           1.66%(b)        2.00%          2.96%          3.70%          4.02%          4.53%
                                    --------        --------       --------       --------       --------       --------
                                    --------        --------       --------       --------       --------       --------
Ratio of net investment income
 to average daily net assets
 (net of expense reduction)..           1.66%(b)        2.00%          2.96%          3.70%          4.02%          4.53%
                                    --------        --------       --------       --------       --------       --------
                                    --------        --------       --------       --------       --------       --------
Portfolio turnover rate......          11.96%(c)       28.84%         36.64%         37.30%         44.52%         33.49%
                                    --------        --------       --------       --------       --------       --------
                                    --------        --------       --------       --------       --------       --------

-------------------
(a) Calculated based on the average shares outstanding during the period.

(b) Annualized.

(c) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

    The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

    To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

    Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended
June 30, 2005, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a fee, accrued daily and paid monthly at the annual rate of 0.85% for the first $1.5 billion and 0.75% thereafter of the average daily net assets of the fund.

    Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.02% of the fund's average daily net assets. For the six months ended June 30, 2005, the fund paid the advisor $212,831 in fees under this administration agreement.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2005 totaled $256,217,436 and $291,399,544, respectively.

NOTE 4. INCOME TAX INFORMATION

    At June 30, 2005, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $1,355,525,651
                                                   --------------
                                                   --------------
Gross unrealized appreciation....................  $  977,080,896
Gross unrealized depreciation....................  $   (1,286,253)
                                                   --------------
Net unrealized appreciation......................  $  975,794,643
                                                   --------------
                                                   --------------

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the fund is authorized to reclassify and issue any unissued shares of the fund without shareholder approval. Transactions in fund shares were as follows:

                                   FOR THE                      FOR THE
                               SIX MONTHS ENDED                YEAR ENDED
                                JUNE 30, 2005              DECEMBER 30, 2004
                          --------------------------   --------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT
                          ----------   -------------   ----------   -------------
Sold....................   4,090,109   $ 275,914,563    9,189,186   $ 568,728,496
Issued as reinvestment
  of dividends and
  distributions.........     471,569      32,482,325    2,900,758     193,593,680
Redeemed................  (5,313,038)   (355,143,545)  (9,582,741)   (574,159,008)
Redemptions in-kind(a)..          --              --     (216,917)    (12,498,761)
Redemption fees retained
  by fund...............          --         277,960           --         433,464
                          ----------   -------------   ----------   -------------
Net increase
  (decrease)............    (751,360)  $ (46,468,697)   2,290,286   $ 176,097,871
                          ----------   -------------   ----------   -------------
                          ----------   -------------   ----------   -------------

-------------------
(a) Certain fund shareholders who met the minimum investment requirements of Cohen & Steers Institutional Realty Shares, Inc. were permitted to redeem shares of the fund in-kind and make subsequent in-kind purchases in Cohen & Steers Institutional Realty Shares, Inc.

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Realty Income Fund, Inc., and Cohen & Steers Utility Fund, Inc. is a party to a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement.

    During the six months ended June 30, 2005, the fund did not utilize the line of credit.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED JUNE 30, 2005) (UNAUDITED)

                                                     SINCE INCEPTION
     ONE YEAR       FIVE YEARS       TEN YEARS          (7/2/91)
     --------       ----------       ---------          --------
      38.20%          20.79%          15.81%             15.34%

    The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our website at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares.

                               OTHER INFORMATION

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT

    The board of directors of the fund, including a majority of the directors who are not parties to the fund's Investment Advisory Agreement, or interested persons of any such party ('Independent Directors'), has the responsibility under the 1940 Act to approve the fund's Investment Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At meetings held in person on March 7, 2005, the Investment Advisory Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the Board meeting and executive session.

    In considering whether to continue the Investment Advisory Agreement, the board reviewed materials provided by the fund's investment advisor (the 'Advisor') and Fund counsel, which included, among other things, fee and expense information and performance comparisons of funds with investment objectives and policies similar to those of the fund prepared by Morningstar Associates LLC ('Morningstar') and summaries of the fee and expense information prepared by the Advisor, information regarding the past performance of the Advisor prepared by Morningstar, sales and redemption data for the fund and memoranda outlining the legal duties of the board. The board also met with investment advisory personnel from the Advisor. The board considered factors relating to both the selection of the Advisor and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the board considered the following:

    (i) The nature, extent and quality of services to be provided by the
Advisor: The directors reviewed the services that the Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The directors also discussed with officers and portfolio managers of the fund the amount of time the Advisor dedicated to the fund during the last year and the types of transactions that were being done on behalf of the fund. The directors also listened to a presentation by the Advisor on its investment philosophy with respect to the fund and the investment outlook for the fund. Additionally, the directors considered the services provided by the Advisor to its other open-end investment companies that invest substantially in real estate securities and have investment objectives and strategies similar to the fund, including in particular Cohen & Steers Institutional Realty Shares, Inc.

    In addition, the board considered the education, background and experience of the personnel at the Advisor. They also took into consideration the favorable history and reputation of the portfolio managers for the fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the fund. The board noted that the Advisor's experience in investing in real estate securities generally helped further the fund's objectives. Lastly, the directors noted the Advisor's ability to attract quality and experienced personnel. The directors concluded that the scope of services provided by the Advisor to the fund, including compliance with investment restrictions and tax reporting requirements, was consistent with services provided by the Advisor for other funds and accounts in both nature and quality.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

    (ii) Investment performance of the fund and the Advisor: The directors reviewed the past investment performance of the fund, as well as the past investment performance of the fund's peer group. In particular, they focused on materials provided by Morningstar. The directors noted that the fund had had exceptional performance during the past three years relative to its peer group, due in large part to the implementation of a new valuation model in 2002. In particular, the directors noted that, according to Morningstar, in the specialty real estate category, the fund had the best total returns for 1 year of any of its peers, had the second-best total returns for 3 years and had just below average total returns for 5 years, reflecting the period prior to the implementation of the current valuation model. The directors also noted that the fund was currently outperforming its benchmarks.

    The directors reviewed the Advisor's performance for other open-end real estate funds. In particular, the directors noted that the Advisor managed several real estate funds, other than the fund, that were outperforming their benchmark indices and their competitors. The directors recognized that past performance is not an indicator of future performance, but found that the Advisor had the necessary expertise to manage the fund in accordance with its investment objectives and strategies. The directors determined that the Advisor would continue to be an appropriate investment adviser for the fund and that fund performance was satisfactory.

    (iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund: Next, the directors considered the cost of the services provided by the Advisor. As part of their analysis, the directors gave substantial consideration to the fees and expense ratios of the fund provided by Morningstar. Under the Investment Advisory Agreement, the fund pays the Advisor a monthly management fee computed at the annual rate of 0.85% of the average daily net assets of the fund for the first $1.5 billion and 0.75% of the average daily net assets above $1.5 billion.

    In reviewing the investment advisory fee, the directors considered the advisory fees of the fund's peer group (selected by Morningstar), and noted that the fund's fee was just above the peer group average, although they also noted that at current asset levels this fee was in-line with the peer group average. In addition, the directors noted that the total management fee (advisory fee plus affiliated administration fee) at current asset levels was slightly below the peer group average. The directors also noted that the Corporation's total expense ratio was substantially lower than its peer group average. The directors concluded that the fund's investment management fee was projected to continue to be in line with the average investment management fee charged to peer group funds.

    The directors also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The board considered the level of the Advisor's profits and whether the profits were reasonable for the Advisor. The profitability analysis took into consideration fall out benefits from the Advisor's relationship with the fund, including fees paid to the Advisor under the Administration Agreement. The director's found that the profits realized by the Advisor from its relationship with the fund were reasonable and consistent with fiduciary duties.

    (iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors noted that at current asset levels, the effective advisory fee was 0.83%, reflecting the breakpoint in the advisory fee for assets above $1.5 billion. The directors found that there

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

may be further economies of scale as the fund continues to grow and that such economies of scale would be passed on to the shareholders.

    (v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Investment Advisory Agreement to other contracts of the Advisor and compared the fees paid under the Investment Advisory Agreement to contracts of other investment advisers managing real estate securities. The directors also considered fees charged by the Advisor to institutional and other clients. The directors determined that the services and fees were comparable to those being offered under the other contracts by the Advisor and other investment advisers.

    The directors took into consideration other benefits to be derived by the Advisor in connection with the Investment Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor would be eligible to receive by allocating the fund's brokerage transactions. The directors also noted the administrative services provided under the Administration Agreement by the Advisor for the fund such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, noting that these services were beneficial to the fund.

    No single factor was determinative to the decision of the board. Rather, after weighing all of the reasons discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


                 FOR TOTAL RETURN:                                  FOR TOTAL RETURN:

                  COHEN & STEERS                                     COHEN & STEERS
                  REALTY SHARES                                INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX


             FOR HIGH CURRENT INCOME:                           FOR CAPITAL APPRECIATION:

                  COHEN & STEERS                                     COHEN & STEERS
                REALTY INCOME FUND                                 REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX


                FOR TOTAL RETURN:                                  FOR TOTAL RETURN:

                 COHEN & STEERS                                     COHEN & STEERS
            INTERNATIONAL REALTY FUND                                UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX


               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
   FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                        INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                               KEY INFORMATION

Robert H. Steers                                     INVESTMENT ADVISOR
Director and co-chairman                             Cohen & Steers Capital Management, Inc.
                                                     757 Third Avenue
Martin Cohen                                         New York, NY 10017
Director and co-chairman                             (212) 832-3232

Bonnie Cohen                                         FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                             State Street Bank and Trust Company
                                                     225 Franklin Street
George Grossman                                      Boston, MA 02110
Director
                                                     TRANSFER AGENT
Richard E. Kroon                                     Boston Financial Data Services, Inc.
Director                                             66 Brooks Drive
                                                     Braintree, MA 02184
Richard J. Norman                                    (800) 437-9912
Director
                                                     LEGAL COUNSEL
Frank K. Ross                                        Simpson Thacher & Bartlett LLP
Director                                             425 Lexington Avenue
                                                     New York, NY 10017
Willard H. Smith Jr.
Director                                             DISTRIBUTOR
                                                     Cohen & Steers Securities, LLC
C. Edward Ward, Jr.                                  757 Third Avenue
Director                                             New York, NY 10017

Adam M. Derechin                                     Nasdaq Symbol: CSRSX
President and chief executive officer
                                                     Web site: cohenandsteers.com
Joseph M. Harvey
Vice president                                       Net asset value (NAV) can be found in
                                                     the daily mutual fund listings in the
James S. Corl                                        financial section of most major
Vice president                                       newspapers under Cohen & Steers.

Lawrence B. Stoller                                  This report is authorized for delivery
Secretary                                            only to shareholders of Cohen & Steers
                                                     Realty Shares, Inc. unless accompanied
Jay J. Chen                                          or preceded by the delivery of a
Treasurer                                            currently effective prospectus setting
                                                     forth details of the fund. Past
John E. McLean                                       performance is of course no guarantee
Chief compliance officer and assistant secretary     of future results and your investment
                                                     may be worth more or less at the time
                                                     you sell.

--------------------------------------------------------------------------------
                                       23

     COHEN & STEERS
      REALTY SHARES



------------------------
   SEMIANNUAL REPORT
     JUNE 30, 2005




COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

         By: /s/ Adam M. Derechin
             -------------------------------
                  Name: Adam M. Derechin
                  Title: President and Chief Executive Officer

         Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Adam M. Derechin
             -------------------------------
                  Name:    Adam M. Derechin
                  Title:   President and Chief Executive Officer
                           (principal executive officer)

         By: /s/ Jay J. Chen
             ----------------------------------------
                  Name:    Jay J. Chen
                  Title:   Treasurer
                           (principal financial officer)


         Date: August 23, 2005


                            STATEMENT OF DIFFERENCES

The division sign shall be expressed as ................................. [div]
The section symbol shall be expressed as.................................  'SS'